SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 17, 1997

                      COUNTRYWIDE  HOME EQUITY LOAN TRUST 1997-C

(Exact name of registrant as specified in its charter)


          CALIFORNIA                    333-11095                 36-7205113
(State or Other Jurisdiction   (Commission File          (I.R.S. Employer
 of Incorporation)                           Number)          Identification
No.)

c/o The First National Bank of Chicago.
Corporate Trust Services Division-9th floor
1 N. State Street, Chicago IL
                                                      60670-0126
                                                                      (Zip Code)



Registrant's telephone number, including area code:      312/407-1902

Item 5.Other Events

       On behalf of Countrywide Home Equity Loan Trust 1997-C, a Trust created pursuant to the Pooling Agreement, dated August 22, 1997, by The
       First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated November 17, 1997. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates, Due September 15, 2022.

       A.   Monthly Report Information:
            Aggregate distribution information for the current distribution date November 17, 1997.

               Principal              Interest     Ending Balance

       Cede & Co $666,917.08         $951,226.65     $178,093,082.92
       B. No delinquency in payment under the Transferor Certificate, or the Financial Guaranty Insurance Policy has occurred.

       C.   Have any deficiencies occurred?  NO.
               Date:
               Amount:

       D. Were any amounts paid or are any amounts payable under the Financial Guaranty Insurance Policy? NO
               Amount:

       E. Are there any developments with respect to the Financial Guaranty Insurance Policy? NONE.

       F.   Item 1:  Legal Proceedings:  NONE

       G.   Item 2:  Changes in Securities:  NONE

       H.   Item 4:  Submission of Matters to a Vote of Security Holders: NONE

       I.   Item 5:  Other Information - Items 1, 2, 4, 5 if applicable:
            NOT APPLICABLE



Item 7.Monthly Statements and Exhibits
       Exhibit No.
       1.   Monthly Statement to Certificateholders dated November 17, 1997


Statement to Certificateholders (Page 1 of 2)


Distribution Date:                                       10/15/97    11/17/97


INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER
$1000 ORIGINAL PRINCIPAL AMOUNT)


A.     INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS

   Investor Certificate Interest Distributed
  7.740000     5.321250
   Investor Certificate Interest Shortfall Distributed
           0.000000      0.000000

   Remaining Unpaid Investor Certificate Interest Shortfall
                  0.000000     0.000000

           Managed Amortization Period ? (Yes=1; No=0)
           1      1


           Investors Certificate Principal Distributed
     0.000000      3.730796


             Principal Distribution Amount
0.000000     3.730796

                Maximum Principal Payment
47.485606    37.247825

          Alternative Principal Payment
       0.000000     3.730796


                Principal Collections less Additional Balances
           -7.846386     3.730796




          Investor Loss Amount Distributed to Investors
           0.000000      0.000000




           Accelerated Principal Distribution Amount
     0.000000      0.000000


             Credit Enhancement Draw Amount
       0.00  0.00


            Total Amount Distributed to Certificateholders (P & I)
                  7.740000     9.052046

     B.     INVESTOR CERTIFICATE PRINCIPAL BALANCE





           Beginning Investor Certificate Balance
       "178,760,000.00 "   "178,760,000.00 "




            Ending Investor Certificate Balance
       "178,760,000.00 "   "178,093,082.92 "




                    Beginning Invested Amount
"178,760,000.00 "   "178,760,000.00 "




                    Ending Invested Amount
"178,760,000.00 "   "178,093,082.92 "




           Investor Certificateholder Floating Allocation Percentage
                 98.0000%     97.2522%



      Pool Factor                                    1.0000000     0.9962692


         Liquidation Loss Amount for Liquidated Loans
           0.00   0.00


           Unreimbursed Liquidation Loss Amount
     0.00   0.00


    C.     POOL INFORMATION


              Beginning Pool Balance
"182,408,163.27 "   "183,810,783.20 "


                    Ending Pool Balance
"183,810,783.20 "   "183,143,866.12 "


           Servicer Removals form the Trust (Section 2.06)
            0.00   0.00

          Servicing Fee                                         "76,003.40 "
"76,587.83 "


     D.     INVESTOR CERTIFICATE RATE





Investor Certificate Rate
5.805000%    5.805000%




LIBOR Rate           5.625000%     5.625000%



 Maximum Rate                                          6.358740%
7.820438%


 E.     DELINQUENCY & REO STATUS

Delinquent 30-59 days
No. of Accounts                                   28     7
Trust Balances             "843,689.50  "161,969.30 "

Delinquent 60-89 days
No. of Accounts                                   5      0
Trust Balances          "63,471.00 "  0.00


Delinquent 90+ days
No. of Accounts                                   0      1
Trust Balances                                     0.00   "10,000.00"



Delinquent 9+ Months


No. of Accounts                                   0      0

Trust Balances                                     0      0


REO

No. of Accounts                                   0      0


            Trust Balances                                     0.00   0.00


   Statement to Certificateholders (Page 2 of 2)




 Distribution Date:                                           10/15/97
11/17/97


          "IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed"




            "This 10th day of November, 1997"


               Countrywide Home Loans Formerly Known as Countrywide Funding Corporation




                  as Servicer

                   _______________________________________


                 Sam Ilagan




                Vice-President



           Distribution List:



             Barbara Grosse - First National Bank of Chicago    Lupe Montero
- Countrywide Home Loans


                Brad Andres - Lehman Brothers         Richard Marron -
Countrywide Home Loans

         Paul Marsillio - Lehman Brothers      Dave Walker - Countrywide
Home Loans

SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    COUNTRYWIDE HOME EQUITY LOAN TRUST 1997-C



                                    By  _______________________________________
                                       Name:          Barbara Grosse
                                      Title:         Assistant Vice President

Dated: November 30, 1997